UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 12, 2020

Date of Report

(Date of earliest event reported)

Novus Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36620	20-1000967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19900 MacArthur Blvd., Suite 550

Irvine, California 92612

(Address of principal executive offices, including Zip Code)

(949) 238-8090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NVUS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Novus Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders on May 12, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1.	The election of two Class III directors, each to serve for a three-year term expiring at the 2023 annual meeting of stockholders and until his successor has been duly elected and qualified.

Nominees	For	Withhold	Broker Non- Votes
Gregory J. Flesher	4,085,256	1,922,777	6,888,247
Gary A. Lyons	4,086,270	1,921,763	6,888,247

2.	The ratification of the appointment of KMJ Korbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For:	12,199,557
Against:	122,477
Abstain:	574,246

3.

The approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1 share-for-10 shares up to a ratio of 1 share-for-30 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement.

For:	11,636,557
Against:	762,853
Abstain:	496,870

4.	The approval on an advisory (non-binding) basis of the Company’s executive compensation.

For:	4,760,047
Against:	638,351
Abstain:	609,635
Broker Non-Votes:	6,888,247

5.	The approval on an advisory (non-binding) basis of the frequency of future advisory votes to approve executive compensation.

1 Year:	2,204,832
2 Years:	110,849
3 Years:	3,065,237
Abstain:	627,115
Broker Non-Votes:	6,888,247

Consistent with the results of the stockholder vote and the recommendation of the Board of Directors of the Company, the Board of Directors has determined that future advisory votes to approve executive compensation will occur every three years until the next required advisory vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novus Therapeutics, Inc.

Date: May 13, 2020	By:	/s/ Gregory J. Flesher
	Name:	Gregory J. Flesher
	Title:	Chief Executive Officer